UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): December 7, 2007
Rex Energy Corporation (Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1975 Waddle Road, State College, Pennsylvania 16803
(Address of Principal Executive Office and Zip Code)

(814) 278-7267
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

On December 7, 2007, Rex Energy Corporation (the “Company”) issued a press release announcing the Company’s acquisition of a fifty percent interest in leases covering 16,000 gross (8,000 net) acres in southwestern Pennsylvania, which the Company believes is prospective for the Marcellus Shale unconventional gas play.  The Company also announced its initial 2008 capital budget plan, reaffirmed previous production guidance for year-end 2007 and the first quarter of 2008, and provided production guidance for the year ending December 31, 2008. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

The information furnished in this Current Report on Form 8-K shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly stated by specific reference in such filing.  By furnishing this information in this Current Report on Form 8-K, the Registrant makes no admission as to the materiality of any information in this report that is required to be disclosed solely by reason of Regulation FD.

Item 9.01  Financial Statements and Exhibits

(d)           Exhibits.

Exhibit Number	Exhibit Title
99.1	Press Release of Rex Energy Corporation dated December 7, 2007.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

	By:	/s/ Benjamin W. Hulburt
Benjamin W. Hulburt
Chief Executive Officer

Date: December 7, 2007

EXHIBIT INDEX

Exhibit Number	Exhibit Title
99.1	Press Release of Rex Energy Corporation dated December 7, 2007.